Filed Pursuant to Rule 497(a)

Registration No. 333-269628

Rule 482ad

Oaktree Specialty Lending Corporation Prices Public Offering of

$300,000,000 6.340% Notes due 2030

LOS ANGELES, CA, February 20, 2025– Oaktree Specialty Lending Corporation (NASDAQ: OCSL) (“OCSL” or the “Company”), a specialty finance company, today announced that it has priced an underwritten public offering of $300.0 million aggregate principal amount of 6.340% notes due 2030. The notes will mature on February 27, 2030 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable.

OCSL expects to use the net proceeds of this offering to reduce its outstanding debt under its revolving credit facilities and for general corporate purposes.

SMBC Nikko Securities America, Inc., BNP Paribas Securities Corp., ING Financial Markets LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC are acting as joint book-running managers for this offering. KeyBanc Capital Markets Inc., First Citizens Capital Securities, LLC, Keefe, Bruyette & Woods, Inc., A Stifel Company, R. Seelaus & Co., LLC, B. Riley Securities, Inc., Blaylock Van, LLC, Citizens JMP Securities, LLC, Jefferies LLC and Oppenheimer & Co. Inc. are acting as co-managers for this offering. The offering is expected to close on February 27, 2025, subject to customary closing conditions.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of OCSL before investing. The pricing term sheet dated February 20, 2025, the preliminary prospectus supplement dated February 20, 2025 and the accompanying prospectus dated February 7, 2023, each of which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of OCSL and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained by calling SMBC Nikko Securities America, Inc. at 1-212-224-5135, BNP Paribas Securities Corp. at 1-800-854-5674, ING Financial Markets LLC at 1-877-446-4930 or Wells Fargo Securities, LLC at 1-800-645-3751.

About Oaktree Specialty Lending Corporation

Oaktree Specialty Lending Corporation (NASDAQ:OCSL) is a specialty finance company dedicated to providing customized one-stop credit solutions to companies with limited access to public or syndicated capital markets. The Company’s investment objective is to generate current income and capital appreciation by providing companies with flexible and innovative financing solutions including first and second lien loans, unsecured and mezzanine loans, and preferred equity. The Company is regulated as a business development company under the Investment Company Act of 1940, as amended, and is externally managed by Oaktree Fund Advisors, LLC, an affiliate of Oaktree Capital Management, L.P.

Forward-Looking Statements

Some of the statements in this press release constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to: future operating results of the Company and distribution projections; business prospects of the Company and the prospects of its portfolio companies; and the impact of the investments that the Company expects to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) changes in the economy, financial markets and political environment, including the impacts of inflation and elevated interest rates; (ii) risks associated with possible disruption in the operations of the Company or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflicts in Ukraine and Israel), natural disasters, pandemics or cybersecurity incidents; (iii) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (iv) conditions in the Company’s operating areas, particularly with respect to business development companies or regulated investment companies; and (v) other considerations that may be disclosed from time to time in the Company’s publicly disseminated documents and filings. The Company has based the forward-looking statements included in this press release on information available to it on the date of this press release, and the Company assumes no obligation to update any such forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that it may make directly to you or through reports that the Company in the future may file with the Securities and Exchange Commission, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contacts

Investor Relations:

Oaktree Specialty Lending Corporation

Dane Kleven

(213) 356-3260

ocsl-ir@oaktreecapital.com

2